UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2018
ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
26745 Malibu Hills Road
Calabasas, CA 91301
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (818) 878-7900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 31, 2018, On Assignment, Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with ECS Federal, LLC, a Delaware limited liability company (“ECS”), ECS Federal Holding Co., Kapani Family 2012 Irrevocable Trust and LG ECSF L.P. (the “Representative,” and collectively, the “Principal Sellers”) and the management sellers party thereto. Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire all of the outstanding membership interests and all other equity interests of ECS, resulting in ECS becoming a wholly-owned subsidiary of the Company (the “Transaction”).

In connection with entering into the Purchase Agreement, the Company entered into a $1.6 billion commitment letter with Wells Fargo Bank, National Association and Wells Fargo Securities, LLC that includes a credit facility which will be used to finance the purchase price, amend our existing credit facility and pay for fees and expenses related to the Transaction. In connection with the proposed credit facility, the Company has prepared a presentation for prospective lenders which will be available on the Company's website (www.onassignment.com).
Included in this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 are the audited consolidated financial statements of ECS and InfoReliance, LLC, formerly InfoReliance Corporation, and subsidiaries ("InfoReliance") for the years ended December 31, 2016 and 2015. The Company is furnishing this information in connection with the lender presentation referenced above. InfoReliance is a wholly-owned subsidiary of ECS since its acquisition on April 17, 2017.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit
99.1
Audited consolidated financial statements of ECS Federal, LLC and Subsidiaries, comprised of consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of income, consolidated statements of changes in equity and consolidated statements of cash flows for the years then ended, the related notes to the consolidated financial statements related thereto, and the independent auditor’s report thereon

99.2
Audited consolidated financial statements of InfoReliance Corporation and Subsidiaries, comprised of consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of income, consolidated statements of changes in stockholders' equity and consolidated statements of cash flows for the years then ended, the related notes to the consolidated financial statements related thereto, and the independent auditors' report thereon

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.
Date: February 5, 2018	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter Senior Vice President, Chief Legal Officer and Secretary